UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2011

WSI Industries, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-00619	41-0691607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

213 Chelsea Road Monticello, MN 55362

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (763) 295-9202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

WSI Industries, Inc. (the “Company”) issued a press release on December 13, 2011 providing an update on its recreational vehicle market business. The Company also announced that it will release its fiscal 2012 first quarter financial results on January 4, 2012 prior to its Annual meeting which will be held at 1:00 pm Central time on that date. The Company hereby furnishes the press release, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements And Exhibits.

Exhibit No.	Description

99.1	Press Release issued on December 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSI INDUSTRIES, INC.

By:	/s/ Michael J. Pudil
Michael J. Pudil
Chief Executive Officer

Date: December 14, 2011